                                                                      Exhibit 24

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                           /s/ Allen I. Questrom
                                                  ----------------------------
                                                      Allen I. Questrom




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Ronald W. Tysoe
                                                 -----------------------------
                                                     Ronald W. Tysoe




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ John E. Brown
                                                 ------------------------------
                                                     John E. Brown




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Robert A. Charpie
                                                 ------------------------------
                                                     Robert A. Charpie




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Lyle Everingham
                                                 -----------------------------
                                                     Lyle Everingham




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Meyer Feldberg
                                                 -----------------------------
                                                     Meyer Feldberg




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ George V. Grune
                                                 -----------------------------
                                                     George V. Grune




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Reginald H. Jones
                                                 ------------------------------
                                                     Reginald H. Jones




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ John K. McKinley
                                                 ------------------------------
                                                     John K. McKinley





dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ G. William Miller
                                                 ------------------------------
                                                     G. William Miller




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Joseph Neubauer
                                                 ------------------------------
                                                     Joseph Neubauer




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Karl M. von der Heyden
                                                 ------------------------------
                                                     Karl M. von der Heyden




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ Marna C. Whittington
                                                 ------------------------------
                                                     Marna C. Whittington




dkm510.doc

                               POWER OF ATTORNEY



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, Boris Auerbach and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 19, 1994                          /s/ James M. Zimmerman
                                                 ------------------------------
                                                     James M. Zimmerman




dkm510.doc